SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON D.C.  20549

                            FORM 8-K



       Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



               Date of Report:     January 2, 1997
               (Date of earliest event reported)


             Bion Environmental Technologies, Inc.
     (Exact Name of Registrant as Specified in its Charter




   Colorado                0-19333              84-1176672
  (State of              (Commission         (I.R.S. Employer
Incorporation)            File No.)          Identification No.)





      555 17th Street, Suite 3310, Denver, Colorado 80202
     (Address and Zip Code of Principal Executive Offices)






Registrant's telephone number including area code: (303) 294-0750


ITEM 5.   OTHER EVENTS.

(a) (i) Bion Environmental Technologies, Inc., through its wholly-owned subsidiaries Bion Technologies, Inc. and BionSoil, Inc. (collectively referred to as the "Registrant") signed a contract on January 3, 1997, for the design, permitting, construction oversight and initial operation of a BionSoil NMSO system on a small feedlot in New York State. The system will accommodate a 1,300 animal operation which grows beef cattle and replacement dairy heifers. The BionSoil NMS system treats all solid and liquid wastes, reducing odors and solving water pollution and excess nutrient problems, and converts the wastes into BionSoilO, a nutrient rich humus material.

     (ii) Currently the Registrant has ten BionSoil NMS systems in operation in New York, Washington, Florida and North Carolina, four in various stages of construction (ranging from final design to initial operation) in Maryland, New
     York, Washington and Oregon, and six signed contracts for installations in New York and North Carolina. The BionSoil NMS process is designed for the treatment and disposal of large quantities of untreated livestock waste and wastewater that are produced in large animal raising agricultural facilities. The wastes generated in these facilities represent a significant environmental problem for the agricultural industry. The BionSoil NMS system bioconverts these wastes into a marketable by-product, BionSoil, a nutrient-rich organic soil like product that is saleable in the organic soils and soil enhancers market. The Registrant processes and sells the BionSoil produced in the systems and returns a portion of the wholesale price to the farm. Additionally, the systems treat the wastewater so that it can be reused on the farm and significantly reduce odors associated with the operation. When fully operational, the BionSoil systems that the Registrant has in operation or under contract will produce in excess of 100,000 cubic yards of BionSoil per year.

(b) Effective January 2, 1997, the Registrant entered into an agreement (the "Agreement") with LoTayLingKyur, Inc. ("LTLK") whereby LTLK will convert the note between Registrant and LTLK in the amount of $2,007,035 which is due on May 15, 2000 (see Form 10-KSB/A for fiscal year ended June 30, 1996)(the "Note") in full on June 30, 1997 into 1,274,308 shares of the restricted and legended common stock of the Registrant plus warrants to purchase 637,154 shares of the common stock of the Registrant at a price per share of $6.00 exercisable for a period from January 1, 2001 through December 31, 2001, provided that:
          (i)     all  interest  payments are  made  timely  from
          January through June 1997
          (ii) all consulting payments (to continue past June 30, 1997) are made timely through June 30, 1997
          (iii) the Registrant has not less than 36,000 Bion Animals under contract as of June 30, 1997
          (iv) the Registrant has raised not less than $1,250,000 cash equity (net of offering costs) from January 1, 1997 to June 30, 1997.
     Upon conversion, all other covenants and conditions not directly related to the Note and its security interest would continue through the term of the earlier agreement. LTLK could elect to convert, in its sole discretion, even if all conditions have not been met. A copy of the Agreement is attached hereto as Exhibit 10.1.

c)   On  January  16,  1997  the  Registrant  and  Duane  Kennedy
     (collectively  the  Registrant  and  Mr.  Kennedy  are   the
     "Parties")   signed  a  Memorandum  of  Understanding   (the
     "Memorandum")  whereby  the  Registrant  has  employed   Mr.
     Kennedy in the position of President, Bion Technologies, Inc. and BionSoil, Inc. (the "Position"). Mr. Kennedy has spent the last five years as Vice President of Sales and Marketing at Pursell Industries, Inc., a privately held
     company  located  in  Birmingham,  Alabama.   Prior  to  his
     employment  at Pursell, Mr. Kennedy worked for  twenty  five
     years   in  marketing  and  sales  positions  of  increasing
     responsibility  for  Armstrong  World  Industries,   Olympic
     Stain,  and  PPG  Industries.  Mr. Kennedy received  a  B.S.
     degree   in  Education  from  the  University  of  Arkansas,
     Fayetteville, in 1966. Under the terms of the Memorandum the Position, which reports to the Chief Executive Officer:
          (i)   is a regular full time position,
          (ii) Mr. Kennedy's (the "Employee's") performance will be reviewed at least annually,
          (iii)   Employee's compensation is to  be  $100,000  per
          year,
          (iv)   Employee  will  receive  3,000  shares  of   the
          Registrant's restricted and legended common  stock  per
          quarter,
          (v) Employee shall receive warrants to purchase restricted and legended common stock of the Registrant in the following amounts:
               40,000 shares at a price of $6.00 per share
               40,000 shares at a price of $8.00 per share
               40,000 shares at a price of $10.00 per share
               40,000 shares at a price of $12.50 per share
               40,000 shares at a price of $15.00 per share
          all warrants exercisable in whole or in part from date of vesting until December 31, 2001; warrants will vest 25% at the date of employment, and 25% at the end of
          each   of   the  first  through  third  full  year   of
          employment,
          (vi)  Employee  shall  receive additional  warrants  to
          purchase  restricted  and  legended  common  stock   of
          Registrant in the following amounts:
                50,000 shares at a price of $15.00 per share
               150,000 shares at a price of $20.00 per share
          all  warrants exercisable in whole or in part from date
          of vesting until December 31, 2001; warrants will vest 33% at the end of the first through third full years of employment,
          (vii) Employee shall be awarded, on the date of employment, an option under Registrant's Fiscal Year 1994 Incentive Compensation Plan to purchase up to 50,000 shares of the Company's common stock at a price of $6.00 per share exercisable from date of employment through December 31, 1997, and,
          (viii)    the   Parties  consent  to  incorporate   the
          Memorandum in an Employment Agreement drafted by legal counsel at a later date.
     A copy of the Memorandum is attached hereto as Exhibit 10.2.

d)                  Effective  January  8,  1997  the  Registrant
                    (along with its wholly-owned subsidiary BionSoil, Inc., "BSI") entered into a financing agreement (the "Agreement") with LoTayLingKyur, Inc. ("LTLK") whereby LTLK advanced the sum of $73,870 to Registrant on the following terms and conditions: as security, LTLK took title to 7,387 cubic yards of raw unscreened BionSoil, BSI shall have the right to acquire the collateral, BionSoil, in whole or in part by payment to LTLK the sum of $11.50 per cubic yard through June 30, 1997, thereafter the price shall increase by $.20 per cubic yard per month, BSI shall repurchase all of the collateral BionSoil not previously repurchased at a price of $12.70 per cubic yard by December 31, 1997. A copy of the Agreement is attached hereto as Exhibit 10.3.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     10.1     Agreement   effective   January   2,   1997,   with
              LoTayLingKyur, Inc.

     10.2 Memorandum of Understanding dated January 16, 1996, with Duane Kennedy

     10.3     Agreement   effective   January   8,   1997    with
              LoTayLingKyur, Inc.




                           SIGNATURES

     Pursuant  to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                BION ENVIRONMENTAL TECHNOLOGIES, INC.



Date: January 28, 1997        By:    /s/ M. Duane Stutzman
                                   M. Duane Stutzman, Chief
                                        Financial Officer


                       INDEX TO EXHIBITS

Financial Statements and Exhibits.


     10.1     Agreement   effective   January   2,   1997,   with
          LoTayLingKyur, Inc.

     10.2 Memorandum of Understanding dated January 16, 1996, with Duane Kennedy

     10.3     Agreement   effective   January   8,   1997    with
          LoTayLingKyur, Inc.